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                                                      {SHIP LOGO VANGUARD /(R)/]




VANGUARD ADMIRAL(TM) TREASURY MONEY MARKET FUND

VANGUARD TREASURY MONEY MARKET FUND

VANGUARD PRIME MONEY MARKET FUND

VANGUARD FEDERAL MONEY MARKET FUND

VANGUARD VARIABLE INSURANCE FUND MONEY MARKET PORTFOLIO

VANGUARD TAX-EXEMPT MONEY MARKET FUND

VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND

VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND

VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND

VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND



PROSPECTUS SUPPLEMENT DATED OCTOBER 8, 2008


IMPORTANT INFORMATION REGARDING CERTAIN VANGUARD MONEY MARKET FUNDS

The U.S. Treasury Department has announced a Temporary Guarantee Program for Money Market Funds (the "Program"). The Vanguard Funds listed above (the "Funds") have agreed to participate in the program.

The Program seeks to support the net asset value (the "NAV") of shares held by investors in the Funds as of the close of business on September 19, 2008. The Program intends to protect those assets against loss if a Fund liquidates its holdings and the NAV at the time of liquidation is less than $1 per share. For each shareholder, the Program covers the lesser of the following two amounts:
(1) the number of shares owned on September 19, 2008, or (2) the number of shares owned on the date the Fund's NAV falls below $1. SHARES ACQUIRED AFTER SEPTEMBER 19 GENERALLY ARE NOT ELIGIBLE FOR COVERAGE UNDER THE PROGRAM.

The Program is due to expire on December 18, 2008, unless extended by the Treasury. Each Fund will bear the expense of its participation in the Program. For the initial three months of the Program, each Fund will pay 0.01% based on its net assets as of September 19, 2008. The Secretary of the Treasury has authority to


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extend the Program through the close of business on September 18,
2009. If the Program is extended beyond December 18, however, there is no assurance that the Funds will continue to participate.

As of the date of this supplement, the Program has approximately $50 billion available to support all participating money market funds.

To request additional information about the Funds' participation in the Program, please visit www.vanguard.com or contact us at 800-662-7447 (text telephone for people with hearing impairment: 800-952-3335).





(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PSTGMM 102008